                                  EXHIBIT 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-07231, File No. 333-31785, and File No. 333-31787.

ARTHUR ANDERSEN LLP



Atlanta, Georgia
March 12, 2001







                                       54